Rule 497(e)
                                                              File Nos. 33-94668
                                                                    and 811-9070

                                  DEVCAP TRUST
                            DEVCAP Shared Return Fund

                      SUPPLEMENT DATED FEBRUARY 18, 2000 TO
               PROSPECTUS and STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 18, 2000


                     DEVCAP SHARED RETURN FUND (the "Fund")



         On February 17, 2000, at a Special Meeting of the Shareholders, the Shareholders of the Fund approved the following proposals:

         o    To change the Fund's investment objective;

         o To approve an Investment Management Agreement between Christian Brothers Investment Services, Inc. ("CBIS") and the Fund;

         o To approve a Sub-Advisory Agreement between CBIS and RhumbLine Advisers;

         o    To amend the Fund's fundamental investment restrictions;

         o To elect six trustees of the Trust to serve until their successors are duly elected and qualified; and

         o To ratify the selection of KPMG LLP as independent public accountants of the Fund.

         These proposals shall become effective February 22, 2000.